SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 26, 1998




                        VITALINK PHARMACY SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware               0-19820         37-0903482
----------------------------   -----------    ----------------
(State or other Jurisdiction   (Commission    (I.R.S. Employer
     of incorporation)         File Number)  Identification No.)


       1250 East Diehl Road, Suite 208
       Naperville, Illinois                            60563
----------------------------------------             ----------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code  (630)245-4800


                                      N.A.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events
         ------------

         On April 27, 1998, the registrant issued a press release announcing that the registrant and Genesis Health Ventures, Inc. ("Genesis") had entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of April 26, 1998. The consummation of the transactions contemplated by the Merger Agreement are subject to the approval of the stockholders of each of the registrant and Genesis. For additional information regarding the transactions contemplated by the Merger Agreement, reference is made to the press release, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         Exhibit No.                          Description
         -----------                          -----------

         99                                   Press Release dated April 27, 1998

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       VITALINK PHARMACY SERVICES, INC.


Date: May 1, 1998                      By:  /s/ Scott T. Macomber
                                            --------------------------------
                                            Name:  Scott T. Macomber
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

Number                     Description                                  Page
------                     -----------                                  ----

99                         Press Release dated April 27, 1998              5